AMTECH SYSTEMS, INC.


                        INCENTIVE STOCK OPTION AGREEMENT

         THIS IS AN INCENTIVE STOCK OPTION AGREEMENT, dated on and as of the ___ day of___________, 19__, (being the date this option is granted) by and between AMTECH SYSTEMS, INC., an Arizona corporation (hereinafter referred to as "the Company") and ____________________(hereinafter referred to as "the Optionee"), an employee of the Company, who have agreed as provided herein.

         1. Grant. The Company hereby grants to the Optionee the option to purchase the following number of shares of the common stock, without par value, of the Company ("Shares") on the dates and for the price shown:

                                                          Dates Option becomes
                                                          exercisable for shares
Number of Shares           Price per Share                shares indicated
- ----------------           ---------------                ----------------










         This option is granted pursuant to the AMTECH SYSTEMS, INC. Incentive Stock Option Plan ("the Plan") and is governed by the provisions of the Plan, a copy of which is attached hereto.


         2.  Exercise.  The options  granted  hereunder  shall be  exercised  as follows:
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                              AMTECH SYSTEMS, INC.


         2.1 Vesting Schedule. Except as otherwise provided in paragraphs 2.3, 5, 6 and 9 hereof, this option shall not be exercisable to any extent until and unless the Optionee shall have remained continuously in the employ of the Company until the date shown above for each respective installment, whereupon such rights shall become exercisable to the extent provided that such option shall expire five years after the date hereof.

         2.2 Pre-existing Incentive Stock Option. Notwithstanding any other provision hereof, this option shall not be exercisable while there is outstanding (within the meaning of subsection (c) (7) of Section 422A of the Internal Revenue Code of 1954, as amended, or any successor provision) any incentive stock option which was granted to the Optionee before the date of this option to purchase stock of the Company or the corporation by which the Optionee is employed or in a corporation which at the time of granting this option is a parent or subsidiary corporation of the Company or the corporation by which the Optionee is employed or is a predecessor corporation of any such corporations.

         2.3 Merger or Acquisition. Notwithstanding the provisions of 2.1 above, the vesting schedule provided therein may be accelerated or the option may be canceled to the extent that it has not then been exercised, by the Option Committee (defined in the Plan) pursuant to paragraph 9 of the Plan.

         3. No Transfer. This option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by the Optionee or his guardian or legal representative. Furthermore, except as otherwise provided in paragraph 2.1, 5, 6 and 9 hereof, this option can be exercised only if the Optionee is, and has remained, in the employ of the Company continuously from the date this option is granted.
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
                              AMTECH SYSTEMS, INC.

         4. Termination of Options. Notwithstanding any other provisions hereof, this option shall not be exercisable after the expiration of ten years from the date this option is granted, or upon such earlier expiration date as may be provided herein.

         5. Cessation of Employment. If for any reasons, other than death, an Optionee ceases to be employed by the Company or its subsidiaries, options held at the date of termination (to the extent exercisable) may be exercised in whole or in part by the Optionee at any time within three months after the date of cessation of employment or such lesser period specified in the Stock Option Agreement (but not after the Expiration Date of the option). If an Optionee dies while in the employ of the Company or its subsidiaries or within the period but option remains exercisable after cessation of employment by reason other than death, options held at the date of death (to the extent that exercisable) may be exercised in whole or in part by the Optionee's personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution at any time within one year after death of the Optionee or such lesser period specified in the Stock Option Agreement (but not after the Expiration Date of the Option).

         6. Employment. In consideration of the granting of this option, the Optionee agrees that he will remain in the employ of the Company for a period of not less than one year from the date this option is granted, unless during said period there has been a change in control of the Company or his employment shall be terminated on account of incapacity or with the consent of the Company. Nothing herein contained shall limit or restrict any right which the Company would otherwise have to terminate the employment of the Optionee with or without cause or to adjust his compensation.

         7. Method of Exercise. Subject to the terms and conditions hereof, this option
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
may be exercised by delivering to the Company at the office of its Treasurer a written notice, signed by the person entitled to exercise the option, of the election to exercise the option and stating the number of Shares to be purchased. Such notice shall, as an essential part thereof, be accompanied by the payment within the time period specified by the Company of the amount, if any, in cash, required to be withheld for Federal, State and local tax purposes on account of the exercise of the option (provided that the Optionee may at the time of exercise authorize the Company to withhold from his next salary payment all or part of the amount, if any, required to be withheld by the Company on account of such exercise) the option shall be deemed exercised as of the date the Company received such notice. Payment of the full purchase price shall be made in cash. Upon the proper exercise of the option, the Company shall issue in the name of the person exercising the option, and deliver to him, a certificate or certificates for the Shares purchased. The Optionee agrees that as holder of the option he shall have no rights as shareholder or otherwise in respect of any of the Shares as to which the option shall not have been effectively exercised as herein provided.

    8.  Legal Impediment.           This option shall not be exercisable if such
        ----------------
exercise would violate:

                  (a)      Any applicable State securities law;

                  (b) Any applicable registration or other requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the listing requirements of any stock exchange;

                  (c)      Any  applicable   legal   requirement  of  any  other
                           governmental authority; or

                  (d)      Any other provision of law.
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                              AMTECH SYSTEMS, INC.

Furthermore, if a Registration Statement with respect to the shares is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Securities Act of 1933, as amended (the "Act") or of any State Securities law, the company may require, as a condition to its issuance and delivery of certificates for the Shares, the delivery to the Company of a commitment in writing by the person exercising the option that at the time of such exercise it is his intention to acquire such Shares for his own account for investment only and not with a view to, or for resale in connection with, the

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




distribution thereof; that such person understands the Shares may be "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission; and that any resale, transfer or other disposition of said Shares will be accomplished only in compliance with Rule 144, the Act, such State laws and other or subsequent applicable Rues and Regulations thereunder. The Company may place on the certificates evidencing such Shares an appropriate legend reflecting the aforesaid commitment and may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Act or the Rules and Regulations thereunder would be involved in such transfer.

         9. Subsidiary. References herein to the Company shall include where appropriate the employer corporation if other than AMTECH SYSTEMS, INC.

         10. Interpretation. The Committee shall have authority, subject to the express provisions of the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of said Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Incentive Stock Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. The Board of
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
                              AMTECH SYSTEMS, INC.

Directors of the Company may at any time from time to time grant to said Committee such further powers and authority as the Board shall determine to be necessary or desirable. All action by the Committee under the provisions of this paragraph shall be conclusive for all purposes.

         11. Subject to Plan. Notwithstanding any provisions hereof, this option shall be subject to all of the provisions of the plan as it may from time to time be in force and shall be interpreted consistently in accordance with the provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Incentive Stock Option Agreement in duplicate as of the day and year first above written.

                                                  AMTECH SYSTEMS, INC.


                                                  By_________________________
                                                      Its President


OPTIONEE:


___________________________

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